SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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ATMEL CORPORATION

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ATMEL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 7, 2003 2:00 pm

Dear Atmel Stockholders:

     Our Annual Meeting of Stockholders will be held on Wednesday, May 7, 2003 at 2:00 p.m., local time, at our offices located at 2325 Orchard Parkway, San Jose, California 95131, for the following purposes:

1.	To elect seven (7) directors to serve for the ensuing year and until their successors are elected;

2.	To approve amendments to the Company’s 1991 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder (i) by 20,000,000 shares immediately, and (ii) by an additional number of shares each subsequent year equal to one half of one percent (0.5%) of the then outstanding shares or such lesser number determined by the Board;

3.	To approve an amendment to the Company’s stock option plan, our 1996 Stock Plan, to increase the number of shares reserved for issuance thereunder by 20,000,000 shares;

4.	To ratify the appointment of PricewaterhouseCoopers L.L.P. as our independent accountants for the year ending December 31, 2003; and

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 10, 2003 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     All stockholders are cordially invited to attend the annual meeting in person. However, to ensure your representation at the annual meeting, please vote as soon as possible using one of the following methods: (1) by using the Internet as instructed on the enclosed proxy card, (2) by telephone as instructed on the enclosed proxy card or (3) by mail, using the enclosed paper proxy card and postage-prepaid envelope. For further details, please see the section entitled “Voting” on page one of the accompanying Proxy Statement. Any stockholder attending the annual meeting may vote in person even if he or she has voted using the Internet, telephone, or proxy card.

FOR THE BOARD OF DIRECTORS

Mark A. Bertelsen Secretary

San Jose, California
March 24, 2003

PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
General
Record Date and Voting Securities
Voting
Revocability of Proxies
Expenses of Solicitation
Quorum; Required Vote; Abstentions and Broker Non-Votes
Stockholder Proposals to Be Presented At Next Annual Meeting
PROPOSAL ONE
ELECTION OF DIRECTORS
Nominees
Board Meetings and Committees
Director Compensation
REPORT OF THE AUDIT COMMITTEE
SECURITY OWNERSHIP
EXECUTIVE COMPENSATION
Option Grants in Last Fiscal Year
Option Exercises and Holdings
REPORT OF THE COMPENSATION COMMITTEE
Compensation Policies
Compensation of Chief Executive Officer
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
TRANSACTIONS WITH MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL TWO AMENDMENTS TO 1991 EMPLOYEE STOCK PURCHASE PLAN
Purchase Plan Activity
Compensation Expense
Purpose
Administration
Eligibility and Participation
Offering Dates
Grant and Exercise of Option
Purchase Price
Payroll Deductions
Termination of Employment
Capital Changes
Amendment and Termination of the Plan
Federal Income Tax Information
PROPOSAL THREE AMENDMENT TO 1996 STOCK PLAN
Purpose
Administration
Plan Activity
Eligibility; Limitations
Terms And Conditions of Options
Stock Purchase Rights
Adjustments Upon Changes in Capitalization
Amendment and Termination of the 1996 Stock Plan
Federal Income Tax Consequences
PROPOSAL FOUR RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
Ratification of Appointment of PricewaterhouseCoopers L.L.P.
Audit Fees
Financial Information Systems Design and Implementation Fees
All Other Fees
OTHER MATTERS
PERFORMANCE GRAPH
APPENDIX A
APPENDIX B
APPENDIX C

ATMEL CORPORATION

PROXY STATEMENT
___________________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     These proxy materials are furnished in connection with the solicitation of proxies by our Board of Directors for the Annual Meeting of Stockholders to be held on Wednesday, May 7, 2003, at 2:00 p.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held at our offices located at 2325 Orchard Parkway, San Jose, California 95131.

     These proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2002 were first mailed on or about March 24, 2003, to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

     Stockholders of record at the close of business on March 10, 2003, are entitled to notice of and to vote at the meeting and any adjournment thereof. At the record date, 468,321,525 shares of our common stock were issued and outstanding, and no shares of our preferred stock were outstanding.

Voting

     Voting by attending the meeting. A stockholder may vote his or her shares in person at the annual meeting. A stockholder planning to attend the annual meeting should bring proof of identification for entrance to the annual meeting.

     Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the annual meeting, including, among other things, consideration of a motion to adjourn the annual meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the annual meeting.

     Voting by telephone or the Internet. A stockholder may vote his or her shares by calling the toll-free number indicated on the enclosed proxy card and following the recorded instructions or by accessing the website indicated on the enclosed proxy card and following the instructions provided.

     When a stockholder votes via the Internet or by telephone, his or her vote is recorded immediately. We encourage our stockholders to vote using these methods whenever possible. If a stockholder attends the annual meeting, he or she may also submit his or her vote in person, and any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the annual meeting.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us (Attention: Investor Relations, 2325 Orchard Parkway, San Jose, California 95131) a later dated written notice of revocation or duly executed proxy, in each case at or before the taking of the vote at the annual meeting, or by attending the meeting and voting in person.

Expenses of Solicitation

     We will bear the entire cost of proxy solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy, and any additional materials furnished to stockholders. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, email, telegram, facsimile, or personal solicitation by our directors, officers, or regular employees. No additional compensation will be paid for such services. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

Quorum; Required Vote; Abstentions and Broker Non-Votes

     The presence of the holders of a majority of the shares of common stock entitled to vote generally at the annual meeting is necessary to constitute a quorum at the annual meeting. Such stockholders are counted as present at the meeting if they (1) are present in person at the annual meeting or (2) have properly submitted a proxy card or voted by telephone or over the Internet. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to approve the amendments to our 1991 Employee Stock Purchase Plan and our 1996 Stock Plan and to ratify the appointment of auditors.

     Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the annual meeting; however, broker “non-votes” are not deemed to be “votes cast.” As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Stockholder Proposals to Be Presented At Next Annual Meeting

     Stockholders interested in submitting a proposal for inclusion in the proxy materials for our 2004 annual meeting may do so by submitting such proposal in writing to our offices located at 2325 Orchard Parkway, San Jose, California 95131, Attn: Mike Ross, Vice President and General Counsel. To be eligible for inclusion, stockholder proposals must be received by our Vice President and General Counsel no later than November 26, 2003. Our bylaws also establish an advanced notice procedure with regard to certain matters, including nominations of persons for election to the board of directors and stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. Stockholder proposals, including the nomination of a person for election to the board of directors, may not be brought before the meeting unless, among other things: (1) the proposal contains certain information specified in the bylaws, and (2) the proposal is received by us not less than 120 days prior to the first anniversary of the preceding year’s annual meeting, which will be January 9, 2004 for the 2004 Annual Meeting. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement. A copy of the full text of these bylaw provisions may be obtained by writing to our Vice President and General Counsel at the address above.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

     A board of seven (7) directors is to be elected at the meeting. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the seven (7) nominees named below, all of whom are presently our directors. In the event that any such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until his successor has been elected and qualified.

     The names of the nominees and certain information about them are set forth below (ages are as of 12/31/02):

			Director
Name of Nominee	Age	Principal Occupation	Since

George Perlegos	52	President, Chief Executive Officer and Chairman of the Board, Atmel Corporation	1984
Gust Perlegos	55	Executive Vice President, Office of the President, Atmel Corporation	1985
Tsung-Ching Wu	52	Executive Vice President, Office of the President, Atmel Corporation	1985
Norm Hall	49	Managing Director, Alliant Partners	1992
T. Peter Thomas	56	Managing Director, Institutional Venture Partners	1987
Pierre Fougere	61	Chief Executive Officer, Fougere Conseil	2001
Dr. Chaiho Kim	68	Joseph S. Alemany Professor at The Leavey School of Business of Santa Clara University	2002

     George Perlegos has served as President, Chief Executive Officer and Chairman of the Board since our inception in 1984. George Perlegos holds degrees in electrical engineering from San Jose State University (B.S.) and Stanford University (M.S.). George Perlegos is a brother of Gust Perlegos.

     Gust Perlegos has served as Vice President, General Manager and a director since January 1985, as Executive Vice President and General Mangaer since January 1996 and as Executive Vice President, Office of the President since 2001. Gust Perlegos holds degrees in electrical engineering from San Jose State University (B.S.), Stanford University (M.S.) and Santa Clara University (Ph.D.). Gust Perlegos is a brother of George Perlegos.

     Tsung-Ching Wu has served as a director since January 1985, as Vice President, Technology since January 1986, as Executive Vice President and General Manager since January 1996 and as Executive Vice President, Office of the President since 2001. Mr. Wu holds degrees in electrical engineering from the National Taiwan University (B.S.), the State University of New York at Stony Brook (M.S.) and the University of Pennsylvania (Ph.D.).

     Norm Hall has served as a director of Atmel since August 1992. He is currently Managing Director of Alliant Partners, an investment banking firm, which position he has held since 1990. From 1988 to 1990, he worked for Berkeley International Capital Corporation, a venture capital firm. Prior to 1988, Mr. Hall worked at Intel Corporation. Mr. Hall also serves as a director of White Electronic Designs, Inc.

     T. Peter Thomas has served as a director of Atmel since December 1987. Mr. Thomas is Managing Director of Institutional Venture Partners. Mr. Thomas has held this position since November 1985. Mr. Thomas also serves as a director of @Road, Inc. and Transmeta Corporation.

     Pierre Fougere has served as a director of Atmel since February 2001. Mr. Fougere is currently Chief Executive Officer of Fougere Conseil, a consulting firm, and serves as Chairman of Société Vivaroise de Participations, Chairman of Société Chateau Lilian Ladouys and Chairman of Matra Datavision Inc. From 1986 to 1988, Mr. Fougere was Executive Vice President, Chairman, and Chief Executive Officer of Matra Datavision (Software). Prior to 1986, he was Executive Vice President, General Manager of the Components Division, Chairman and Chief Executive Officer of Matra Harris Semiconductor and Matra GCA.

     Dr. Chaiho Kim has served as a director of Atmel since September 2002. He is Joseph A. Alemany University Professor at Santa Clara University in Santa Clara, California, where he has taught since 1964, and is a member of the faculty of The Leavey School of Business. Administrative positions that he has held at the university include the chair of Operations and Management Information Systems Department and chair of the Ph.D. Program of the school. He received a masters degree in International Business and a Ph. D. in Finance, both from the Graduate School of Business, Columbia University.

Board Meetings and Committees

     During the fiscal year ended December 31, 2002, the Board of Directors held eleven meetings. The Board of Directors has an Audit Committee and a Compensation Committee. Each of the directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he or she served during the past fiscal year. The Board of Directors has no nominating committee or any committee performing similar functions.

     The Compensation Committee currently consists of directors Hall, Thomas, Fougere and Kim. The Compensation Committee held one meeting during 2002. This Committee reviews and approves our executive compensation policies, including the salaries and target bonuses of our executive officers, and administers our incentive stock plans.

     The Audit Committee currently consists of directors Hall, Thomas, Fougere and Kim. The Audit Committee held six meetings during 2002. In addition, the Committee met three times during 2002 with the outside auditors to review Atmel’s financial results, and met with the outside auditors during its other meetings to discuss regulatory developments and Atmel’s response to them. The duties of the Audit Committee are to assist the Board in fulfilling its responsibility to oversee management’s conduct of our financial reporting process, including overviewing the financial reports and other financial information provided by us, our systems of internal accounting and financial controls and the annual independent audit of our financial statements. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all our books, records, facilities and personnel and the power to retain outside counsel, auditors or other experts for this purpose. The Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor.

Director Compensation

     Our employee Directors receive no cash compensation for service on the Board of Directors and its Committees.

     During 2002, each non-employee Director other than Mr. Fougere received cash compensation of $5,000 per month for service on the Board of Directors and its Committees. During 2002, one of our subsidiaries paid approximately $36,000 for consulting services to Fougere Conseil SARL, a company managed and majority-owned by Mr. Fougere, and we paid Mr. Fougere $5,000 per Board meeting that he attended. We no longer have a consulting arrangement with Fougere Conseil.

     During 2003, each non-employee Director other than Mr. Fougere will receive cash compensation of $5,000 per month for service on the Board of Directors and its Committees. During 2003, because of travel costs incident to his French residence, Mr. Fougere will receive cash compensation of $6,500 per month for service on the Board of Directors and its Committees.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE NOMINEES SET FORTH HEREIN.

REPORT OF THE AUDIT COMMITTEE

     The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of Atmel’s financial reporting process. This purpose is more fully described in its charter, which the Committee has adopted and is included as Appendix A to the proxy statement filed with the SEC on March 15, 2001.

     The Audit Committee is currently composed of Pierre Fougere, Norm Hall, T. Peter Thomas, and Dr. Chaiho Kim, all of whom are independent directors as currently defined in the Nasdaq National Market, Inc. marketplace rules.

     Our Audit Committee has (1) reviewed and discussed the audited financial statements with management, (2) discussed with PricewaterhouseCoopers L.L.P., its independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61, and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed the accountants’ independence with the independent accountants. Our Audit Committee has considered whether and determined that the provision of the non-audit services rendered to Atmel by PricewaterhouseCoopers L.L.P. during Atmel’s fiscal year 2002 was compatible with maintaining the independence of PricewaterhouseCoopers L.L.P.

     Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and filed with the Securities and Exchange Commission.

     Respectfully submitted by the members of the Audit Committee of the Board of Directors.

Pierre Fougere Norm Hall T. Peter Thomas Dr. Chaiho Kim

SECURITY OWNERSHIP

     The following table sets forth certain information with respect to beneficial ownership of our common stock as of December 31, 2002 by (i) each person known by us to be a beneficial owner of more than 5% of our outstanding common stock, (ii) each of the executive officers named in the Summary Compensation Table, (iii) each director and (iv) all directors and executive officers as a group. The information on beneficial ownership in the table and the footnotes hereto is based upon our records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to us by such person or entity. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable, and can be reached by contacting our principal executive offices, unless otherwise noted.

	Common Stock	Approximate Percent
Beneficial Owner	Beneficially Owned (1)	Beneficially Owned (1)

George Perlegos	33,201,636	7.13%
FMR Corp. (2)	30,874,514	6.63%
Gust Perlegos (3)	14,794,948	3.17%
Tsung-Ching Wu (4)	8,270,572	1.77%
Mikes Sisois (5)	835,348	*
Donald Colvin (6)	360,466	*
T. Peter Thomas (7)	141,400	*
Norm Hall (8)	125,000	*
Pierre Fougere (9)	11,250	*
Dr. Chaiho Kim	6,000
All directors and executive officers as a group (9 persons) (10)	57,746,620	12.35%

*	Less than one percent of the outstanding common stock.

(1)	Based on 465,629,854 shares outstanding on December 31, 2002. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission and generally includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Atmel common stock subject to options held by that person that will be exercisable within 60 days after December 31, 2002, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Based on a Schedule 13G filed with the SEC on February 14, 2003 by FMR Corp. The address of FMR Corp. is 82 Devonshire Street, Boston MA 02109.

(3)	Includes 637,708 issuable under stock options exercisable within 60 days of December 31, 2002.

(4)	Includes 519,592 issuable under stock options exercisable within 60 days of December 31, 2002.

(5)	Includes 104,012 issuable under stock options exercisable within 60 days of December 31, 2002.

(6)	Includes 352,917 issuable under stock options exercisable within 60 days of December 31, 2002.

(7)	Includes 125,000 issuable under stock options exercisable within 60 days of December 31, 2002.

(8)	Includes 125,000 issuable under stock options exercisable within 60 days of December 31, 2002.

(9)	Includes 11,250 issuable under stock options exercisable within 60 days of December 31, 2002.

(10)	Includes 1,875,479 issuable under stock options exercisable within 60 days of December 31, 2002.

EXECUTIVE COMPENSATION

				Long-Term	All Other
				Compensation	Compensation
		Annual Compensation		Awards

				Number of Shares
				Underlying
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options (1)

George Perlegos	2002	350,115	—	—	$500	(2)
President and Chief	2001	356,980	—	—	500	(2)
Executive Officer	2000	349,854	175,183	—	500	(2)
Gust Perlegos	2002	305,337	—	150,000	—
Executive Vice President,	2001	311,324	—	—	—
Office of the President	2000	305,108	152,778	—	—
Tsung-Ching Wu	2002	283,866	—	200,000	500	(2)
Executive Vice President,	2001	289,432	—	—	500	(2)
Office of the President	2000	282,348	141,427	—	500	(2)
Donald Colvin	2002	231,700	—	50,000	500	(2)
Vice President, Finance and	2001	240,968	—	100,000	500	(2)
Chief Financial Officer	2000	235,060	157,741	40,000	500	(2)
Mikes Sisois	2002	212,568	—	70,000	500	(2)
Vice President of Planning	2001	216,736	—	—	500	(2)
and Information Systems	2000	212,914	106,594	—	500	(2)

(1)	The shares have been adjusted to reflect a 2-for-1 stock split in the form of a 100% stock dividend to stockholders of record as of August 11, 2000.

(2)	These amounts represent the Company’s contributions to the respective 401(k) plans.

Option Grants in Last Fiscal Year

     The following table sets forth certain information with respect to stock options granted to each of the Named Officers during the year ended December 31, 2002. In accordance with the rules of the SEC, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock.

	Individual Grants

		% of Total			Potential Realizable Value
	Number of	Options			at Assumed Annual Rates
	Shares	Granted to			of Stock Price Appreciation
	Underlying	Employees	Exercise		for Option Term
	Options	in Fiscal	Price Per	Expiration
Name	Granted	Year	Share	Date	5%	10%

George Perlegos	—	—	—	—	—	—
Gust Perlegos	100,000	1.31%	$7.69	2/14/2012	$483,620	$1,225,588
	50,000	0.66%	$2.11	11/14/2012	$66,348	$168,140
Tsung-Ching Wu	100,000	1.31%	$7.69	2/14/2012	$483,620	$1,225,588
	100,000	1.31%	$2.11	11/14/2012	$132,697	$336,280
Donald Colvin	50,000	0.66%	$2.11	11/14/2012	$66,348	$168,140
Mikes Sisois	30,000	0.39%	$5.13	7/11/2012	$96,787	$245,277
	40,000	0.53%	$2.11	11/14/2012	$53,079	$134,512

Option Exercises and Holdings

     The following table provides information with respect to option exercises in 2002 by the Named Officers and the value of such officers’ unexercised options at December 31, 2002.

	Shares		Number of Shares Underlying		Value of Unexercised
	Acquired		Unexercised Options at		In-The-Money Options at
	on	Value	Fiscal Year-End		Fiscal Year-End (2)
Name	Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable

George Perlegos	—	—	—	—	—	—
Gust Perlegos	—	—	633,541	129,167	$156,819	$6,000
Tsung-Ching Wu	—	—	515,425	179,167	$15,285	$12,000
Donald Colvin	12,000	$71,827	325,417	179,583	$47,892	$6,000
Mikes Sisois	—	—	96,304	80,000	$0	$4,800

(1)	Market value of underlying securities on date of exercise, minus the exercise price.

(2)	Market value of unexercised options is based on the last reported sales price of our common stock on the Nasdaq National Market of $2.23 per share on December 31, 2002, minus the exercise price.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors generally reviews and approves our executive compensation policies, including the base salary levels and target incentives for our executive officers, at the beginning of each year, and approves the performance objectives of the officers in their areas of responsibility. The Compensation Committee also administers our stock plans, including our 1996 Stock Plan and our 1991 Employee Stock Purchase Plan. No member of the Compensation Committee is a former or current officer or employee of Atmel or any of its subsidiaries. Meetings of the Compensation Committee are also attended by George Perlegos, our President and Chief Executive Officer, who provides background and market information and makes recommendations to the Compensation Committee on salary levels, officer performance objectives, and corporate financial goals. However, Mr. Perlegos is not entitled to vote on any actions taken by the Compensation Committee.

Compensation Policies

     Our policy is that a substantial portion of each officer’s annual compensation should be based upon our financial performance. The Compensation Committee adjusts the salaries of our officers based on our financial performance during the past year and on each officer’s performance against the objectives related to his area of responsibility, which objectives were established at the beginning of the prior year. The base salary for our executive officers in 2002 set forth in the Summary Compensation Table reflect the analysis by management and the Compensation Committee of our performance in 2002.

     Under our executive bonus plan, executive officers may receive a substantial percentage of their base salary in bonus payments, based on our quarterly financial performance compared to pre-tax income targets established by the Board of Directors at the beginning of the year in connection with the adoption of our operating plan. Our executive officers received no bonus for 2002.

     The Compensation Committee considers granting stock options to executive officers based upon a number of factors, including such officer’s responsibilities and relative position, any changes in such officer’s responsibility and position, such officer’s equity interest in the form of stock and options held by such individual, and the extent to which existing options remain unvested. All options are granted at the current market price of our common stock on the date of grant and options generally vest over four years.

Compensation of Chief Executive Officer

     The Compensation Committee uses the criteria described above for compensation decisions regarding the Chief Executive Officer, and in addition considers the salaries of CEOs with a number of comparably-sized companies in the semiconductor industry (the “Benchmark Group”). Such group is subject to change from year to year based on management’s assessment of comparability. In 2002, Mr. George Perlegos’ compensation was well below the average compensation of chief executive officers in the Benchmark Group. Mr. Perlegos received no bonus for 2002.

     Respectfully submitted by the members of the Compensation Committee of the Board of Directors.

Pierre Fougere Norm Hall T. Peter Thomas Dr. Chaiho Kim

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 2002 the Compensation Committee consisted of directors Hall, Thomas, Fougere and Kim. No interlocking relationships exist between any member of the Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of Atmel or its subsidiaries.

TRANSACTIONS WITH MANAGEMENT

     During 2002, one of our subsidiaries paid approximately $36,000 for consulting services to Fougere Conseil SARL. Mr. Fougere, a director of Atmel and a member of the Audit and Compensation Committees, is Manager and majority owner of Fougere Conseil SARL. Our consulting agreement with Fougere Conseil has been terminated. During 2002, we entered into an agreement with Board approval with Alliant Partners, an investment banking firm, to help us sell our Irving, Texas facility. Although the bulk of amounts payable to Alliant Partners will only be due if we sell the facility through their efforts, we paid a $40,000 retainer to Alliant Partners during 2002. Norm Hall, a director of Atmel and a member of the Audit and Compensation Committees, is Managing Director of Alliant Partners. During 2002, with Board approval we paid Angela Perlegos fees of $54,000 for her services on the Boards of Directors of several of our subsidiaries. Angela Perlegos is the wife of George Perlegos, our CEO and a director of Atmel.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such officers, directors and 10% stockholders are also required by the SEC rules to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of copies of such forms received, or written representations from certain reporting persons that no filings were required for such persons, we believe that, during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to our executive officers and directors were complied with, except as follows: Messrs. Gust Perlegos and Tsung-Ching Wu, members of our Board of Directors and Executive Officers, and Messrs. Donald Colvin and Mikes Sisois, Executive Officers, each failed to timely file one Form 4 report describing one transaction each with respect to the stock options each was granted on November 11, 2002. These option grants are listed (with others) in the table “Option Grants in Last Fiscal Year,” above.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes the number of outstanding options granted to employees and directors, as well as the number of securities remaining available for future issuance, under our compensation plans as of December 31, 2002.

	(a)	(b)	(c)
Number of securities
remaining available for
future issuance under
	Number of securities	Weighted-average exercise	equity compensation
	to be issued upon exercise	price of outstanding	plans (excluding
	of outstanding options,	options, warrants	Securities reflected in
Plan Category	warrants and rights	and rights	column (a))

Equity compensation plans approved by security holders[1]	26,496,000	$5.49	7,728,000
Equity compensation plans not approved by security holders	—	—	—
Total	26,496,000	$5.49	7,728,000

[1] This table does not include our 1991 Employee Stock Purchase Plan, summarized in Proposal Two below.

PROPOSAL TWO

AMENDMENTS TO 1991 EMPLOYEE STOCK PURCHASE PLAN

     The Company’s 1991 Employee Stock Purchase Plan (the “Purchase Plan”) was adopted by the Board of Directors and approved by the stockholders in March 1991. Prior to the adoption of the amendment discussed below, a total of 22,000,000 shares of common stock had been reserved for issuance under the Purchase Plan. In March 2003, the Board of Directors amended the Purchase Plan, subject to stockholder approval, to increase the shares reserved for issuance (i) immediately by 20,000,000 shares to 42,000,000 shares, and (ii) by an additional number of shares each subsequent year equal to one half of one percent (0.5%) of the then outstanding shares or such lesser number determined by the Board. The Board believes that increasing the number of shares available under the Purchase Plan will enable the Company to continue its policy of encouraging employee equity participation in the Company by enabling employees to purchase the Company’s common stock at a discount from the market price through voluntary payroll deductions. The Board believes the continued opportunity for employee equity participation will promote the attraction, retention and motivation of employees.

Purchase Plan Activity

     To date (without taking into account the proposed amendment to the Purchase Plan), we have issued and sold an aggregate of 21,620,353 shares of common stock pursuant to the Purchase Plan and 379,647 shares of common stock remain available for further issuance under the Purchase Plan. Participation in the Purchase Plan is voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. The following table sets forth certain information regarding shares purchased under the Purchase Plan during the offering period ended February 15, 2003 by each of the Named Officers, all current executive officers as a group and all non-executive officer employees as a group:

Name of Individual	Dollar
or Identity of Group	Value (1)	Number of Shares Purchased

George Perlegos	—	—
Gust Perlegos	—	—
Tsung-Ching Wu	$14,706	8,967
Donald Colvin	$14,706	8,967
Mikes Sisois	—	—
All executive officers as a group (7 persons)	$42,042	25,635
All other employees as a group	$4,241,689	2,586,396

(1)	Represents the market value of the shares on the date of purchase. The purchase price paid by each participant in the Purchase Plan is 15% below the market value.

Compensation Expense

     On February 14, 2003 our employees purchased approximately 2,620,000 shares under the Purchase Plan. As a result, we now have approximately 380,000 shares available for issuance in the plan, which will not be sufficient to cover anticipated purchases in the current offering period ending in August 2003. On March 14, 2003 our Board of Directors authorized, subject to stockholder approval, an increase in the authorized shares available under the Purchase Plan by 20 million shares. If the stockholders do not approve the increase, we will pro rate the number of shares issued under the plan so that the shares issued for the current offering period do not exceed the shares currently available under the plan. If the stockholders approve the increase in the number of authorized shares available under the Purchase Plan, we may incur accounting charges in the form of compensation expense with respect to those shares approved by the stockholders that are purchased under the Purchase Plan at the end of the current offering period. This charge would equal the amount by which the fair market value of such shares on the date of stockholder approval exceeds their purchase price. For example, if our stock price is $3 on the day that our stockholders approve this proposal, and our stock price at the end of the current purchase period is not less than $1.64, its price at the beginning of the period, we would recognize compensation expense during 2003 in the $4 million range. If after our annual meeting our stock price then drops below $1.64 by the end of the current purchase period, this charge would be correspondingly increased.

The essential provisions of the Purchase Plan are outlined below.

Purpose

     The purpose of the Purchase Plan is to provide a convenient and practical means for our employees and employees of our subsidiaries to purchase our common stock and a method by which we may assist and encourage our employees to become stockholders. The Purchase Plan is intended to qualify under Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

Administration

     The Purchase Plan is currently administered by our Board of Directors, and may be administered by a committee of the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee and its decisions are final, conclusive and binding upon all participants.

Eligibility and Participation

     Any person who during the applicable offering period is regularly employed at least 20 hours per week and more than five months per calendar year by Atmel or a subsidiary of Atmel designated by the Board who has been so employed for at least three consecutive months is eligible to participate in the Purchase Plan. No person who owns or holds options or rights to acquire or as a result of participation in the Purchase Plan would own or hold options or rights to acquire 5% or more of our common stock may participate in the Purchase Plan. As of December 31, 2002, approximately 3,148 employees were eligible to participate in the Purchase Plan; approximately 1,492 employees participated in the offering period ending February 14, 2003.

Offering Dates

     Each successive offering period is six months in length. The current offering periods under the Purchase Plan commence on the first trading day on or after February 15 and August 15 of each year.

Grant and Exercise of Option

     At the beginning of each offering period, we grant to each eligible employee an option to purchase common stock with payroll deductions accumulated during such six-month purchase period. No participant may purchase in any given offering period more than 200% of the number of shares determined by dividing $12,500 by the fair market value of a share of our common stock at the beginning of the offering period. Participants may not purchase shares having a fair market value exceeding $25,000 in any calendar year. We may make a pro rata deduction in the number of shares subject to options if the total number of shares which would otherwise be subject to options granted at the beginning of an offering period exceeds the number of shares remaining available for issuance under the Purchase Plan. With respect to any one offering period, the Administrator may purchase a number of shares on the open market sufficient to cover any shortfall in the Purchase Plan’s ability to sell to participating employees all of the shares that they subscribed for during that period without any pro rata deduction.

     Unless an employee withdraws his or her participation in the Purchase Plan by giving written notice to us of his or her election to withdraw all accumulated payroll deductions prior to the end of an offering period, the employee’s option for the purchase of shares will be exercised automatically at the end of the offering period and the maximum number of full shares subject to option which are purchasable with the accumulated payroll deductions in his or her account will be purchased at the applicable purchase price determined as provided below. Any payroll deductions accumulated in the employee’s account which are insufficient to purchase a full share shall be retained in such employee’s account for the subsequent offering period. An employee’s withdrawal from the Purchase Plan prior to the end of a given offering period does not affect his or her eligibility to participate in succeeding offering periods.

Purchase Price

     The purchase price per share at which shares are sold to participating employees is 85% of the lower of the fair market value per share of the common stock on (i) the first day of the offering period or (ii) the last day of the offering period. The fair market value of the common stock on a given date is determined by reference to the last reported sales price (or last reported bid if no sales were reported) on The Nasdaq National Market.

Payroll Deductions

     The aggregate purchase price of the shares acquired is accumulated by payroll deduction over the six month offering period. The deductions may not exceed 10% or be less than 2% of a participant’s aggregate compensation (as such term is defined pursuant to the Purchase Plan). A participant may decrease (but not increase) the rate of payroll deductions during the offering period. A participant may discontinue his or her participation in the Purchase Plan at any time. Upon the withdrawal of a participant from the Purchase Plan, we return to the participant all funds credited to his or her payroll deduction account. An employee’s participation in the Purchase Plan, including the rate of payroll deductions, remains in effect for successive offering periods unless the employee withdraws or amends such participation or such participant’s employment is terminated. Payroll deductions under the Purchase Plan do not accrue interest, are not segregated and may be used by us for any corporate purpose.

Termination of Employment

     Termination of a participant’s employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous employ of Atmel for at least 20 hours per week during the applicable offering period, automatically cancels his or her option and his or her participation in the Purchase Plan. In such event, the payroll deductions credited to the participant’s account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

Capital Changes

     In the event any change is made in our capitalization during an offering period, such as a stock split, reverse stock split or stock dividend, which results in an increase or decrease in the number of shares of common stock outstanding without receipt of consideration, appropriate adjustment shall be made in the purchase price and in the number of shares subject to options under the Purchase Plan.

     In the event of our liquidation or dissolution, the offering period then in progress would terminate automatically unless otherwise provided by the Board of Directors. In the event of our merger with another corporation, the Purchase Plan provides that each outstanding option shall be assumed or an equivalent option shall be substituted by the successor corporation, unless the Board determines to shorten the offering period then in progress in which case outstanding options would be exercised automatically on the new exercise date established by the Board.

Amendment and Termination of the Plan

     The Board of Directors may amend the Purchase Plan at any time from time to time or may terminate it without approval of the stockholders. However, no such action by the Board of Directors may alter or impair any option previously granted under the Purchase Plan without the consent of the optionee. In any event, the Purchase Plan will terminate in 2011.

     The Purchase Plan provides that stockholder approval of any amendment to the Purchase Plan will be required only to the extent necessary to comply with then current provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or Section 423 of the Code (or any other applicable law or regulation).

Federal Income Tax Information

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under the provisions, no income will be taxable to a participant at the time of grant of the option or purchase of the shares. Upon disposition of the shares, the participant will generally be subject to tax. If the shares have been held by the participant for more than two years after the date of option grant and more than one year after the purchase date of the shares, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the option price, or (b) 15% of the fair market value of the shares on the first day of the offering period will be taxable as ordinary income, and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of the holding periods described above, the excess of the fair market value of the shares on the exercise date over the option price will be treated as ordinary income, and further gain or loss on such disposition will be capital gain or loss. Different rules may apply with respect to Purchase Plan participants subject to Section 16(b) of the Exchange Act. We are not entitled to a deduction for amounts taxable to a participant except to the extent of ordinary income taxable to a participant under disposition of shares prior to the expiration of the holding periods described above.

     THE FOREGOING IS ONLY A SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE PLAN TO PARTICIPANTS AND TO US AND DOES NOT PURPORT TO BE COMPLETE. REFERENCE SHOULD BE MADE TO APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE AMENDMENTS TO THE 1991 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL THREE

AMENDMENT TO 1996 STOCK PLAN

     Our 1996 Stock Plan was adopted by the Board of Directors and approved by the stockholders in April 1996. Prior to the adoption of the amendment discussed below, a total of 36,000,000 shares of common stock had been reserved for issuance under the 1996 Stock Plan. As of December 31, 2002, there were in aggregate approximately 26,496,000 options to purchase shares of common stock outstanding under the 1996 Stock Plan and our 1991 Stock Plan. Approximately 7,728,000 shares of common stock remain available for further issuance under the 1996 Stock Plan, and none remain available for issuance under our 1991 Stock Plan. In March 2003, the Board of Directors amended the 1996 Stock Plan to increase the shares reserved for issuance by 20,000,000 shares. The Board believes that increasing the number of shares available under the 1996 Stock Plan is in the best interests of Atmel and its stockholders, as the availability of an adequate number of shares for issuance under the 1996 Stock Plan and the ability to grant stock options is an important factor in attracting, motivating and retaining qualified personnel essential to our success.

     The essential provisions of the 1996 Stock Plan are outlined below.

Purpose

     The purpose of the 1996 Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility with Atmel, to provide additional incentive to our employees and consultants and to promote the success of our business. Options and stock purchase rights may be granted under the 1996 Stock Plan. Options granted under the 1996 Stock Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options.

Administration

     The 1996 Stock Plan generally may be administered by the Board or the Committee appointed by the Board. However, with respect to grants of options to employees who are also our officers or directors (“Insiders”), the 1996 Stock Plan shall be administered by: (i) the Board if the Board may administer the 1996 Stock Plan in a manner complying with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule thereto (“Rule 16b-3”) with respect to a plan under which discretionary grants and awards of equity securities are to be made to Insiders; or (ii) a committee designated by the Board to administer the 1996 Stock Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 governing a plan under which discretionary grants and awards of equity securities are to be made to Insiders. The administrators of the 1996 Stock Plan are referred to herein as the “Administrator.”

Plan Activity

     We cannot now determine the number of options to be received in the future by the Named Officers, all current executive officers as a group, all non-employee directors as a group or all employees (including current officers who are not executive officers) as a group. In 2002, 470,000 options were granted to Named Officers, options to purchase 80,000 shares of common stock were granted to non-employee directors and options to purchase approximately 7,100,000 shares of common stock were granted to all employees including current officers who are not Named Officers.

Eligibility; Limitations

     Nonstatutory stock options and stock purchase rights may be granted under the 1996 Stock Plan to our employees and consultants and any parent or subsidiary. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

     Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the 1996 Stock Plan provides that no employee may be granted, in any fiscal year, options and stock purchase rights to purchase more than 100,000 shares of common stock. Notwithstanding this limit, however, in connection with an employee’s initial employment, he or she may be granted options or stock purchase rights to purchase up to an additional 250,000 shares of common stock.

Terms And Conditions of Options

     Each option is evidenced by a stock option agreement with the optionee, and is subject to the following additional terms and conditions:

     Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the common stock on the date such option is granted. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

     Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the 1996 Stock Plan generally vest and become exerciseable over four years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1996 Stock Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercises, a reduction in the amount of liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

     Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

     Termination of Employment. If an optionee’s employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the 1996 Stock Plan expire on the earlier of: (i) the date set forth in his or her notice of grant (typically three months after termination) or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before such expiration.

     Death or Disability. If an optionee’s employment or consulting relationship terminates as a result of death or disability, then all options held by such optionee under the 1996 Stock Plan expire on the earlier of: (i) 12 months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee’s estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

     Nontransferability of Options. Options granted under the 1996 Stock Plan are not transferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee’s lifetime only by the optionee.

     Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1996 Stock Plan as may be determined by the Administrator.

Stock Purchase Rights

     A stock purchase right gives the purchaser the right to buy shares of common stock, provided that the time within which a purchaser must accept such right may be limited by the Administrator. A stock purchase right is accepted by the execution of a restricted stock purchase agreement with the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give us a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment or consulting relationship with us for any reason (including death and disability). The purchase price for any shares repurchased by us shall be the original price paid by the purchaser. The repurchase option lapses at a rate determined by the Administrator. A stock purchase right is nontransferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee’s lifetime only by the optionee.

Adjustments Upon Changes in Capitalization

     In the event that our stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1996 Stock Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1996 Stock Plan, and the exercise price of any such outstanding option or stock purchase right.

     In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee’s options, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution. The Administrator may, in its discovery, provide that any repurchase option applicable to any shares purchased upon the exercise of an option or stock purchase rights shall lapse as to all such shares.

     In connection with any merger, consolidation, acquisition of assets or like occurrence involving us, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

Amendment and Termination of the 1996 Stock Plan

     The Board may amend, alter, suspend or terminate the 1996 Stock Plan, or any part thereof, at any time and for any reason. However, we shall obtain stockholder approval of any 1996 Stock Plan amendment to the extent necessary and desirable to comply with our obligations. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the 1996 Stock Plan without the written consent of the optionee. Unless terminated earlier, the 1996 Stock Plan shall terminate ten years from the date of its original approval by the stockholders or the Board, whichever is earlier.

Federal Income Tax Consequences

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of: (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder. We are entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding by us. We are entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to our right to repurchase the stock upon the purchaser’s termination of employment with us. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

     The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by us. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS AND US WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE 1996 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S OR CONSULTANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE AMENDMENT OF THE 1996 STOCK PLAN.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected PricewaterhouseCoopers L.L.P., independent accountants, to audit our consolidated financial statements for the year ending December 31, 2003. PricewaterhouseCoopers L.L.P. has audited our financial statements since the year ended 1985.

     Representatives of PricewaterhouseCoopers L.L.P. are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. The representatives are also expected to be available to respond to appropriate questions from the stockholders.

Ratification of Appointment of PricewaterhouseCoopers L.L.P.

     Stockholder ratification of the selection of PricewaterhouseCoopers L.L.P. as Atmel’s independent public accountants is not required by Atmel’s bylaws or other applicable legal requirement. However, our Board is submitting the selection of PricewaterhouseCoopers L.L.P. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of Atmel and its stockholders.

Audit Fees

     Audit fees billed to Atmel by PricewaterhouseCoopers L.L.P. for the fiscal year 2002 audit and review of Forms 10-Q are estimated to total $1,245,000 of which an aggregate amount of $943,000 has been billed through December 31, 2002.

Financial Information Systems Design and Implementation Fees

     Atmel engaged PricewaterhouseCoopers L.L.P. to provide advice for designing and implementing financial information systems and was billed $1,512,000 for these services during the period January 1 through September 30, 2002. The consulting arm of Pricewaterhouse Coopers L.L.P. that performed these services for Atmel was sold to IBM effective October 1, 2002, and PricewaterhouseCoopers L.L.P. did not provide financial information systems design and implementation services to us after that date.

All Other Fees

     Fees billed to Atmel by PricewaterhouseCoopers L.L.P. during the fiscal year 2002 for all other non-audit services, including tax services, rendered to Atmel totaled $162,000.

     For additional information, please see the Report of the Audit Committee on page 5.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2003. IN THE EVENT OF A NEGATIVE VOTE ON SUCH RATIFICATION, THE BOARD OF DIRECTORS WILL RECONSIDER ITS SELECTION.

OTHER MATTERS

     We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Dated: March 24, 2003

PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for Atmel Corporation, the S&P 500 Index and the S&P 500 Information Technology Index. The graph assumes that $100 was invested in Atmel’s common stock, the S&P 500 Index and the S&P Information Technology Index from the date of December 31, 1997 through the 2002 year end. Historic stock price performance is not necessarily indicative of future stock price performance.

APPENDIX A

DETACH HERE	ZATM82

PROXY

ATMEL CORPORATION

2003 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 7, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of ATMEL CORPORATION, a Delaware corporation, hereby acknowledges receipt of the 2002 Annual Report on Form 10-K, and receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated March 24, 2003, and hereby appoints George Perlegos and Mike Ross, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of ATMEL CORPORATION to be held on May 7, 2003 at 2:00 p.m., local time, at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131 and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS SAID PROXIES DEEM ADVISABLE.
SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ATMEL CORPORATION

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

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Voter Control Number

Your vote is important. Please vote immediately.

	Vote-by-Internet			Vote-by-Telephone

1.	Log on to the Internet and go to http://www.eproxyvote.com/atml	OR	1.	Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

2.	Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.		2.	Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZATM81

☒	Please mark votes as in this example

       PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK.

1.	Election of directors.

	Nominees:	(01) George Perlegos, (02) Gust Perlegos, (03) Tsung-Ching Wu, (04) Norm Hall, (05) T. Peter Thomas, (06) Pierre Fougere, and (07) Dr. Chaiho Kim.

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐
For all nominees except as noted above

2.	Proposal to approve an amendment to the Company’s 1991 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 20,000,000 shares immediately and by additional shares each subsequent year.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Proposal to approve an amendment to the Company’s 1996 Stock Plan to increase the number of shares reserved for issuance thereunder by 20,000,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants of Atmel Corporation for 2003.	☐	☐	☐

In their discretion, the proxies and attorneys-in-fact are authorized to vote upon such other matter or matters which may properly come before the annual meeting and any adjournment or postponement thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

(This proxy should be marked, dated and signed by the stockholder(s) exactly as such stockholder’s name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature:	Date:	Signature:	Date:

APPENDIX B

ATMEL CORPORATION

1991 EMPLOYEE STOCK PURCHASE PLAN

(AS AMENDED AND RESTATED MARCH 14, 2003)

     The following constitute the provisions of the 1991 Employee Stock Purchase Plan of Atmel Corporation.

     1.     Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

     2.     Definitions.

          (a) “Board” shall mean the Board of Directors of the Company.

          (b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

          (c) “Common Stock” shall mean the Common Stock of the Company.

          (d) “Company” shall mean Atmel Corporation, a California corporation.

          (e) “Compensation” shall mean all regular gross earnings, including payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation, excluding only one-time, non-recurring payments, such as relocation bonuses, as determined by the Board.

          (f) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) “Employee” shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (h) “Enrollment Date” shall mean the first day of each Offering Period.

          (i) “Exercise Date” shall mean the last day of each Offering Period.

          (j) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the last market trading day prior to the day of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

               (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the last market trading day prior to the day of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

               (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k) “Offering Period” shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after February 15 and terminating on the last Trading Day in the period ending the following August 14, or commencing on the first Trading Day on or after August 15 and terminating on the last Trading Day in the period ending the following February 14, during which an option granted pursuant to the Plan may be exercised.

          (l) “Plan” shall mean this 1991 Employee Stock Purchase Plan.

          (m) “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (n) “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (o) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50 % of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (p) “Trading Day” shall mean a day on which national stock exchanges and the NASDAQ System are open for trading.

     3.     Eligibility.

          (a) Any Employee, as defined in paragraph 2, who has been continuously employed by the Company for at least three (3) consecutive months and who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.     Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 15 and August 15 of each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with paragraph 19 hereof. The Board shall have the power to change the duration of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

     5.     Participation.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office at least ten (10) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.

     6.     Payroll Deductions.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have deductions made on each payday during the Offering Period in an amount not exceeding ten percent (10%) and not less than two percent (2%) of the Compensation which he or she receives on each payday during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) or be less than two percent (2%) of the participant’s Compensation during said offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or may decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board shall be authorized to limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following ten (10) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in paragraph 10.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the “Current Offering Period”) that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the Employee.

     7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than two hundred percent (200%) of the number of shares determined by dividing $12,500 by the fair market value of a share of the Company’s Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10, and shall expire on the last day of the Offering Period.

     8.     Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10 below, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in paragraph 10. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

     9.     Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10.     Withdrawal; Termination of Employment.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon a participant’s ceasing to be an Employee for any reason or upon termination of a participant’s employment relationship (as described in Section 2(g)), the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and such participant’s option will be automatically terminated.

          (c) In the event an Employee fails to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to such participant and such participant’s option terminated.

          (d) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11.     Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12.     Stock.

          (a) The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 42,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18; provided, however, that beginning January 1, 2004, such number of shares shall be increased annually each January 1 by an amount equal to one half of one percent (0.5%) of the then outstanding shares on such date or such lesser amount as determined by the Board. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     13.     Administration.

          (a) Administrative Body. The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the fall extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

               (1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

               (2) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

          (b) Rule 16b-3 Limitations. Notwithstanding the provisions of SubSection (a) of this Section 13, in the event that Rule 16b-3 promulgated under The Securities Exchange Act of 1934, as amended, or any successor provision (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not “disinterested” as that term is used in Rule l6b-3.

     14.     Designation of Beneficiary.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15.     Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with paragraph 10.

     16.     Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17.     Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18.     Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     19.     Amendment or Termination.

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in paragraph 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its-committee) determines in its sole discretion advisable which are consistent with the Plan.

     20.     Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.     Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.     Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 19.

     23.     Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

EXHIBIT A

ATMEL CORPORATION

1991 EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT

Original Application	Enrollment Date:

Decrease in Payroll Deduction Rate

Change of Beneficiary(ies)

     1.          hereby elects to participate in the Atmel Corporation 1991 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

     2.     I hereby authorize payroll deductions from each paycheck in the amount of      % of my Compensation on each payday (minimum deduction to be 2% and maximum deduction to be 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

     3.     I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

     4.     I have received a copy of the complete “Atmel Corporation 1991 Employee Stock Purchase Plan.” I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

     5.     Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of:     .

     6.     I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition and I will make adequate provision for Federal, State or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

     7.     I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

     8.     In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)

	(First)	(Middle)	(Last)

	Relationship	(Address)

NAME: (Please print)

	(First)	(Middle)	(Last)

	Relationship	(Address)

Employee’s Social Security Number:

Employee’s Atmel Identification Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:

Signature of Employee

IF YOU ARE MARRIED AND YOU HAVE CHOSEN A BENEFICIARY OTHER THAN YOUR SPOUSE, PLEASE COMPLETE THE FOLLOWING:

Dated:

Signature of Spouse

EXHIBIT B

ATMEL CORPORATION

1991 EMPLOYEE STOCK PURCHASE PLAN
NOTICE OF WITHDRAWAL

     The undersigned participant in the Offering Period of the Atmel Corporation 1991 Employee Stock Purchase Plan which began on      , 20     (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant

Signature

Date:

APPENDIX C

ATMEL CORPORATION

1996 STOCK PLAN

(AS AMENDED AND RESTATED MARCH 14, 2003)

1.	Purposes of the Plan. The purposes of this Stock Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees and Consultants, and

•	to promote the success of the Company’s business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2.     Definitions. As used herein, the following definitions shall apply:

          (a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights will be granted under the Plan.

          (c) “Board” means the Board of Directors of the Company.

          (d) “Code” means the Internal Revenue Code of 1986, as amended.

          (e) “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

          (f) “Common Stock” means the Common Stock of the Company.

          (g) “Company” means Atmel Corporation, a California corporation.

          (h) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (i) “Director” means a member of the Board.

          (j) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (k) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

          (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (m) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

          (p) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (q) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r) “Option” means a stock option granted pursuant to the Plan.

          (s) “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t) “Option Exchange Program” means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

          (u) “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

          (v) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (x) “Plan” means this 1996 Stock Plan, as amended.

          (y) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

          (z) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (aa) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (bb) “Section 16(b)” means Section 16(b) of the Exchange Act.

          (cc) “Service Provider” means an Employee, Director or Consultant.

          (dd) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (ee) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ff) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.     Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 56,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.     Administration of the Plan.

          (a) Procedure.

               (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

               (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

               (vii) to institute an Option Exchange Program;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld.

     The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5.     Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6.     Limitations.

          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options:

               (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 100,000 Shares.

               (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 250,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

               (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7.     Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8.     Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9.     Option Exercise Price and Consideration.

          (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

          (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i) cash;

               (ii) check;

               (iii) promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

               (vii) any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.     Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Except for options granted prior to October 11, 1996, or unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.     Stock Purchase Rights.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12.     Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13.     Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15.     Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

     16.     Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17.     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19.     Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

ATMEL CORPORATION

1996 STOCK PLAN

(AS AMENDED AND RESTATED MARCH 14, 2003)

STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.	NOTICE OF STOCK OPTION GRANT

     [Optionee’s Name and Address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number
Date of Grant
Vesting Commencement Date
Exercise Price per Share	$
Total Number of Shares Granted
Total Exercise Price	$
Type of Option:	Incentive Stock Option
Nonstatutory Stock Option
Term/Expiration Date:
Vesting Schedule:

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates.

     Termination Period:

     This Option may be exercised for      [days/months] after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.	AGREEMENT

     1.     Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the “Optionee”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option (“NSO”).

     2.     Exercise of Option.

          (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3.     Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash; or

          (b) check; or

          (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

          (e) with the Administrator’s consent, delivery of Optionee’s promissory note (the “Note”) in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at the “applicable federal rate” prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

     4.     Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5.     Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6.     Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercising the Option.

               (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate

Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

          (b) Disposition of Shares.

               (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     7.     Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     8.     NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT

AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	ATMEL CORPORATION

Signature	By

Print Name	Title

Residence Address

CONSENT OF SPOUSE

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company’s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

Spouse of Optionee

EXHIBIT A

1996 STOCK PLAN

(AS AMENDED AND RESTATED MARCH 14, 2003)

EXERCISE NOTICE

Atmel Corporation
2325 Orchard Parkway
San Jose, California 95131
Attention: Secretary

     1.     Exercise of Option. Effective as of today,      , 20     , the undersigned (“Purchaser”) hereby elects to purchase      shares (the “Shares”) of the Common Stock of Atmel Corporation (the “Company”) under and pursuant to the 1996 Stock Plan, as amended (the “Plan”) and the Stock Option Agreement dated,      (the “Option Agreement”). The purchase price for the Shares shall be $     , as required by the Option Agreement.

     2.     Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

     3.     Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.     Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

     5.     Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.     Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:	Accepted by:

PURCHASER:	ATMEL CORPORATION

Signature	By

Print Name	Its

Address:	Address:

2325 Orchard Parkway

San Jose, CA 95131

Date Received

EXHIBIT B

SECURITY AGREEMENT

     This Security Agreement is made as of      , 20     between Atmel Corporation, a California corporation (“Pledgee”), and      (“Pledgor”).

Recitals

     Pursuant to Pledgor’s election to purchase Shares under the Option Agreement dated      (the “Option”), between Pledgor and Pledgee under Pledgee’s 1996 Stock Plan, and Pledgor’s election under the terms of the Option to pay for such shares with his promissory note (the “Note”), Pledgor has purchased      shares of Pledgee’s Common Stock (the “Shares”) at a price of $          per share, for a total purchase price of $     . The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

     NOW, THEREFORE, it is agreed as follows:

     1.     Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the “Collateral”) represented by certificate number      , duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee (“Pledgeholder”), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledge holder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.     Pledgor’s Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b) Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          (c) Margin Regulations. In the event that Pledgee’s Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a “lender” within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations

(“Regulation G”), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3.     Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.     Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to “Shares” in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.     Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6.     Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8.     Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.     Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10.     Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11.     Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12.     Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13.     Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term “Pledgor” and the term “Pledgee” as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

“PLEDGOR”

Signature

Print Name

Address:

“PLEDGEE”	ATMEL CORPORATION,
a California corporation

Signature

Print Name

Title

“PLEDGEHOLDER”

Secretary of Atmel Corporation

EXHIBIT C

NOTE

$		San Jose, California
, 20

     FOR VALUE RECEIVED,      promises to pay to Atmel Corporation, a California corporation (the “Company”), or order, the principal sum of      ($     ), together with interest on the unpaid principal hereof from the date hereof at the rate of      percent (     %) per annum, compounded semiannually.

     Principal and interest shall be due and payable on      , 20     . Payment of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Option, dated as of      . This Note is secured in part by a pledge of the Company’s Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys’ fees therein of the holder shall be paid by the undersigned.

1996 STOCK PLAN

(AS AMENDED AND RESTATED MARCH 14, 2003)

NOTICE OF GRANT OF STOCK PURCHASE RIGHT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

     [Grantee’s Name and Address]

     You have been granted the right to purchase Common Stock of the Company, subject to the Company’s Repurchase Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

Grant Number
Date of Grant
Price Per Share	$
Total Number of Shares Subject to This Stock Purchase Right
Expiration Date:

     YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company’s representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 1996 Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:	ATMEL CORPORATION

Signature	By

Print Name	Title

EXHIBIT A-1

1996 STOCK PLAN

(AS AMENDED AND RESTATED MARCH 14, 2003)

RESTRICTED STOCK PURCHASE AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

     WHEREAS the Purchaser named in the Notice of Grant, (the “Purchaser”) is an Service Provider, and the Purchaser’s continued participation is considered by the Company to be important for the Company’s continued growth; and

     WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the “Agreement”).

     NOW THEREFORE, the parties agree as follows:

     1.     Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company’s Common Stock (the “Shares”), at the per Share purchase price and as otherwise described in the Notice of Grant.

     2.     Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

     3.     Repurchase Option.

          (a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company’s Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the “Repurchase Price”). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser’s executor (with a copy to the Escrow Holder) AND, at the Company’s option, (i) by delivering to the Purchaser or the Purchaser’s executor a check in the amount of the aggregate Repurchase Price, or (ii) by cancelling an amount of the Purchaser’s indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

          (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company’s purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the “Repurchase FMV”) exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

     4.     Release of Shares From Repurchase Option.

          (a)      percent (     %) of the Shares shall be released from the Company’s Repurchase Option [one year] after the Date of Grant and      percent (     %) of the Shares [at the end of each month thereafter], provided that the Purchaser does not cease to be a Service Provider prior to the date of any such release.

          (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as “Unreleased Shares.”

          (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser’s request (see Section 6).

     5.     Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company’s Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

     6.     Escrow of Shares.

          (a) To ensure the availability for delivery of the Purchaser’s Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the “Escrow Holder”) the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company’s Repurchase Option expires. As a further condition to the Company’s obligations under this Agreement, the Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

          (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

          (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

          (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser’s ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as “Shares” for purposes of this Agreement and the Repurchase Option.

     7.     Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     8.     Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     9.     Tax Consequences. The Purchaser has reviewed with the Purchaser’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the

Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

     THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER’S BEHALF.

     10.     General Provisions.

          (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

          (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

     Any notice to the Escrow Holder shall be sent to the Company’s address with a copy to the other party hereto.

          (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (d) Either party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to it.

          (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PURCHASER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Purchaser’s signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED:

PURCHASER:	ATMEL CORPORATION

Signature	By

Print Name	Title

EXHIBIT A-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I,      , hereby sell, assign and transfer unto      (     ) shares of the Common Stock of Atmel Corporation standing in my name of the books of said corporation represented by Certificate No.      herewith and do hereby irrevocably constitute and appoint      to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the “Agreement”) between     and the undersigned dated      , 20     .

Dated: , 19

Signature

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

EXHIBIT A-3

JOINT ESCROW INSTRUCTIONS

__________, 20___

Corporate Secretary
Atmel Corporation
2325 Orchard Parkway
San Jose, California 95131

Dear                          :

     As Escrow Agent for both Atmel Corporation, a California] corporation (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:

     1.     In the event the Company and/or any assignee of the Company (referred to collectively as the “Company”) exercises the Company’s Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2.     At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option.

     3.     Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4.     Upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company’s Repurchase Option. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s Repurchase Option.

     5.     If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

     6.     Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7.     You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8.     You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9.     You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10.     You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11.     You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12.     Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13.     If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14.     It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15.     Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Atmel Corporation

PURCHASER:

ESCROW AGENT:	Corporate Secretary Atmel Corporation

     16.     By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17.     This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18.     These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.

Very truly yours,

Atmel Corporation

By

Title

PURCHASER:

Signature

Print Name

ESCROW AGENT:

Corporate Secretary

EXHIBIT A-4

CONSENT OF SPOUSE

     I,                , spouse of                , have read and approve the foregoing Restricted Stock Purchase Agreement (the “Agreement”). In consideration of the Company’s grant to my spouse of the right to purchase shares of Atmel Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: , 19

Signature of Spouse

EXHIBIT A-5

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

     1.     The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	TAXPAYER:	SPOUSE:

ADDRESS:

IDENTIFICATION NO.:	TAXPAYER:	SPOUSE:

TAXABLE YEAR:

     2.     The property with respect to which the election is made is described as follows: shares (the “Shares”) of the Common Stock of Atmel Corporation(the “Company”).

     3.     The date on which the property was transferred is:                  , 20     .

     4.     The property is subject to the following restrictions:

     The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

     5.     The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

          $     .

     6.     The amount (if any) paid for such property is:

          $     .

     The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

     The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	,	20

Taxpayer

     The undersigned spouse of taxpayer joins in this election.

Dated:	,	20

Spouse of Taxpayer